Lincoln Financial Group
Table of Contents
First Quarter 2011

Lincoln Financial Group Analyst Coverage	i
Notes	ii-iii

Financial Highlights	1 - 3
Consolidated Operating Expense Detail	4
Selected Financial Results Summary	5
Details Underlying Realized Gain (Loss), After-DAC and Benefit Ratio Unlocking	6
Consolidated Statements of Income (Loss)	7
Consolidated Roll Forwards of DAC, VOBA, DSI and DFEL	8
Consolidating Statements of Income (Loss) from Operations - Current Year - Quarter	9
Consolidating Statements of Income (Loss) from Operations - Prior Year - Quarter	10
Consolidated Balance Sheets and Selected Share Data	11
Balance Sheet Data - Segment Highlights	12

Retirement Solutions
Annuities:
Income (Loss) from Operations and Operational Data	13
DAC, VOBA, DSI and DFEL Roll Forwards	14
Account Value Roll Forwards and Information	15
Account Value Information	16
Interest Rate Spread Information, GLB Expense Assessments, GLB Attributed Fee
and GLB Account Values by Type	17
Defined Contribution:
Income (Loss) from Operations, Operational Data and DAC, VOBA and DSI Roll Forwards	18
Account Value Roll Forwards and Information	19
Account Value Roll Forwards by Product	20
Account Value and Interest Rate Spread Information	21

Insurance Solutions
Life Insurance:
Income (Loss) from Operations, Operational Data and DAC, VOBA and DFEL Roll Forwards	22
Additional Operational Data	23
Account Value Roll Forwards	24
Group Protection:
Income (Loss) from Operations and Operational Data	25

Other Operations	26

Discontinued Operations	26

Consolidated Deposits, Net Flows and Account Balances	27

Consolidated Investment Data	28

3/31/2011			i
Lincoln Financial Group Analyst Coverage
First Quarter 2011

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Ed Spehar	212-449-4245
Citigroup	Colin Devine	212-816-1682
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Darin Arita	212-250-7321
Dowling and Partners	Sean Rourke	860-676-8600
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Giovanni	212-357-3560
JP Morgan Securities	Jimmy Bhullar	212-622-6397
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Macquarie Securities	Mark Finkelstein	312-425-4079
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Sanford C. Bernstein & Co.	Suneet Kamath	212-756-4587
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Andrew Kligerman	212-713-2492
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: (484) 583-1420
Fax: (484) 583-3962

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Report will be available immediately after the release of earnings for each quarter through our Investor Relations website: www.LincolnFinancial.com/investor

3/31/2011			ii
NOTES

Definitions and Presentation

"Income (loss) from operations," "operating revenues" and "return on capital" are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and return on stockholders' equity. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

•	We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
	•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
		•	Sale or disposal of securities;
		•	Impairments of securities;
		•	Change in the fair value of derivative investments, embedded derivatives within certain reinsurance arrangements and our trading securities;
		•	Change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities, which is referred to as "GDB derivatives results";
		•	Change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the Financial Accounting Standards Board
("FASB") Accounting Standars Codification ("ASC") (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results”; and
		•	Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“indexed annuity forward-starting option”).
	•	Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of
the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");
	•	Income (loss) from the initial adoption of new accounting standards;
	•	Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
	•	Gain (loss) on early extinguishment of debt;
	•	Losses from the impairment of intangible assets; and
	•	Income (loss) from discontinued operations.

Income (loss) from operations available to common stockholders is net income (loss) available to common stockholders (used in the calculation of earnings (loss) per share) in accordance with GAAP, excluding the after-tax effects of the items above and the acceleration of our Series B preferred stock discount as a result of redemption prior to five years from the date of issuance.

	•	Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
		•	Excluded realized gain (loss);
		•	Amortization of deferred front-end loads ("DFEL") arising from changes in GDB and GLB benefit ratio unlocking;
		•	Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and
		•	Revenue adjustments from the initial adoption of new accounting standards.

	•	Return on equity measures how efficiently we generate profits from the resources provided by our net assets. Return on equity is calculated by dividing annualized net income (loss) by average equity, excluding accumulated other comprehensive income (loss) ("AOCI"). Management evaluates return on equity by both including and excluding average goodwill within average equity.

	•	Return on capital measures the effectiveness of our use of total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income (loss) from operations (after adding back interest expense) by average capital. The difference between return on capital and return on stockholders' equity represents the effect of leveraging on our consolidated results.

Income (loss) from operations, operating revenues, return on equity (including and excluding average goodwill within average equity), excluding AOCI, using annualized income (loss) from operations and return on capital are financial measures we use to evaluate and assess our results. Our management and Board of Directors believe that these performance measures explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

	•	Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of our current business. These measures include deposits, sales, net flows, first-year premiums, in force and spreads.
	•	Sales as reported consist of the following:
		•	Universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;
		•	Whole life and term - 100% of first year paid premiums;
		•	Linked-benefit - 15% of premium deposits;
		•	Annuities - deposits from new and existing customers;
		•	Group Protection - annualized first year premiums from new policies; and

Our roll forwards of deferred acquisition costs ("DAC") and value of business acquired ("VOBA"), deferred sales inducements ("DSI") and DFEL disclose the net impact of prospective and retrospective unlocking on amortization for these items. This information helps explain a source of volatility in amortization.

iii
• Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits ("EGPs") used to amortize DAC, VOBA, DFEL, DSI and the calculations of embedded derivatives and reserves for annuity and life insurance products with certain guarantees. We may also have prospective unlocking if we experience long-term or significant deviations from expected equity market returns requiring a change to best estimate projections of EGPs and reversion to the mean ("RTM") prospective unlocking of DAC, VOBA, DFEL, DSI and other contract holder funds. We may also have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. These updates to assumptions result in unlocking that represent an increase or decrease to our carrying value of DAC,
VOBA, DFEL and DSI based upon our updated view of future EGPs. The various assumptions that are reviewed include investment margins, mortality, retention and rider utilization. In addition, in the third quarter of each year during our annual prospective unlocking review, we may identify and implement actuarial modeling refinements which can result in prospective and retrospective unlocking impacts that impact DAC,
VOBA, DSI, DFEL and embedded derivatives and reserves for annuity and life products with living and death benefit guarantee reserves.

• Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period.
To the extent that actual experience differs from previously expected, a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI and Series B preferred stock balances as it is non-convertible (issued and sold to the U.S. Treasury in connection with the Troubled
Asset Relief Program Capital Purchase Program as part of the Emergency Economic Stabilization Act of 2008), by (b) common shares outstanding, assuming conversion of Series A preferred shares. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as income (loss) from operations before federal income taxes divided by operating revenues. After-tax operating margin is calculated as income (loss) from operations divided by operating revenues.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Effective April 30, 2010, we amended our non-director deferred compensation plans to allow participants the option to diversify from LNC stock to other investment alternatives and to be settled in shares or cash at the participant’s discretion. As a result of the amendment, we reclassified the cost basis of deferred units of LNC stock from common stock to other liabilities on our Consolidated Balance Sheet. Consequently changes in the value of our stock are recorded in underwriting, acquisition, insurance and other expenses on our Consolidated Statement of Income (Loss). When calculating our weighted-average dilutive shares, we presume the investment option will be settled in cash and exclude the shares from our calculation, unless the effect of assuming it will be settled in shares ("equity classification") would be more dilutive to our diluted EPS. The numerator used in the calculation of our diluted EPS is adjusted down for the removal of the favorable mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.

Throughout the document, "after-DAC" refers to the associated amortization expense of DAC, VOBA, DSI and DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities.

Reclassifications
In addition to the items discussed above, certain amounts reported in prior periods have been reclassed to the presentation adopted in the current period.
These reclassifications had no effect on net income, income from operations or stockholders' equity in the prior period.

3/31/2011				PAGE 1
Financial Highlights
Unaudited (in millions, except per share data)

	For the Three Months Ended March 31,
			Change
	2011	2010	Amount	%
Income (Loss) from Operations - By Segment
Annuities	$147.0	$118.7	$28.3	23.8%
Defined Contribution	48.7	35.9	12.8	35.7%
Total Retirement Solutions	195.7	154.6	41.1	26.6%
Life Insurance	166.3	136.7	29.6	21.7%
Group Protection	24.4	21.4	3.0	14.0%
Total Insurance Solutions	190.7	158.1	32.6	20.6%
Other Operations	(36.9)	(36.6)	(0.3)	-0.8%
Income (Loss) from Operations (1)	349.5	276.1	73.4	26.6%
Excluded realized gain (loss), after-tax (2) (3)	(15.3)	(26.5)	11.2	42.3%
Benefit ratio unlocking, after-tax (2) (3)	4.8	5.5	(0.7)	-12.7%
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax (3)	0.4	0.4	-	0.0%
Income (loss) from discontinued operations, after-tax (4)	-	27.9	(27.9)	-100.0%
Net Income (Loss)	339.4	283.4	56.0	19.8%
Preferred stock dividends and accretion of discount	-	(18.4)	18.4	100.0%
Net Income (Loss) Available to Common Stockholders - Diluted	$339.4	$265.0	$74.4	28.1%

Earnings Per Common Share - Diluted
Income (loss) from operations (1)	$1.08	$0.83	$0.25	30.1%
Excluded realized gain (loss), after-tax (2) (3)	(0.04)	(0.09)	0.05	55.6%
Benefit ratio unlocking, after-tax (2) (3)	0.01	0.02	(0.01)	-50.0%
Income (loss) from discontinued operations, after-tax (4)	-	0.09	(0.09)	-100.0%
Net Income (Loss)	$1.05	$0.85	$0.20	23.5%

Operating Revenues - By Segment
Annuities	$731.9	$629.9	$102.0	16.2%
Defined Contribution	263.3	240.5	22.8	9.5%
Total Retirement Solutions	995.2	870.4	124.8	14.3%
Life Insurance	1,147.0	1,128.3	18.7	1.7%
Group Protection	477.9	445.2	32.7	7.3%
Total Insurance Solutions	1,624.9	1,573.5	51.4	3.3%
Other Operations	116.4	123.4	(7.0)	-5.7%
Total Operating Revenues	2,736.5	2,567.3	169.2	6.6%
Excluded realized gain (loss), pre-tax (2)	(23.5)	(40.9)	17.4	42.5%
Amortization income of DFEL associated with benefit ratio unlocking, pre-tax	0.2	0.3	(0.1)	-33.3%
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.7	0.7	-	-
Total Revenues	$2,713.9	$2,527.4	$186.5	7.4%

(1)	Income from operations includes restructuring charges. See page 5 for detail.
(2)	See page 6 for detail.
(3)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(4)	Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 26 for details.

3/31/2011				PAGE 2
Financial Highlights (Continued)
Unaudited (billions of dollars)

	For the Three Months Ended March 31,
			Change
	2011	2010	Amount	%
Retirement Solutions - Annuities
Gross deposits	$2.639	$2.276	$0.363	15.9%
Net flows	0.483	0.575	(0.092)	-16.0%
Account values (gross)	88.734	77.857	10.877	14.0%
Account values (net of reinsurance)	87.785	76.846	10.939	14.2%

Retirement Solutions - Defined Contribution
Gross deposits (1)	$1.341	$1.307	$0.034	2.6%
Net flows	0.134	0.109	0.025	22.9%
Account values - annuities	27.356	25.670	1.686	6.6%
Alliance and Smart Future mutual funds	12.952	11.029	1.923	17.4%
Total annuities and mutual fund account values	40.308	36.699	3.609	9.8%

Insurance Solutions - Life Insurance
Sales (in millions)	$159.0	$142.6	$16.4	11.5%
Life insurance in force	566.684	546.319	20.365	3.7%
Gross deposits	1.270	1.077	0.193	17.9%
Net flows	0.821	0.602	0.219	36.4%
Account values (net of reinsurance)	34.149	32.074	2.075	6.5%

Insurance Solutions - Group Protection
Annualized sales (in millions)	$45.4	$63.1	$(17.7)	-28.1%
Loss ratio (2)	74.1%	74.8%	NM	NM

Consolidated
Total deposits	$5.250	$4.660	$0.590	12.7%
Total account balances	162.242	145.619	16.623	11.4%
Total net flows	1.438	1.286	0.152	11.8%

(1)	Includes deposits for mutual funds. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.
(2)	Represents combined loss ratio for life, disability and dental businesses.

3/31/2011				PAGE 3
Financial Highlights (Continued)
Unaudited (millions of dollars)

	For the Three Months Ended March 31,
			Change
	2011	2010	Amount	%

Balance Sheet Assets - End-of-Period	$198,317.1	$181,621.4	$16,695.7	9.2%

Stockholders' Equity
Beginning-of-period, including AOCI	$12,805.8	$11,700.2	$1,105.6	9.4%
End-of-period, including AOCI	13,089.7	12,368.5	721.2	5.8%
End-of-period, excluding AOCI	12,307.1	12,066.3	240.8	2.0%
Average equity, excluding AOCI	12,182.6	12,013.9	168.7	1.4%

Return on Equity, Excluding AOCI
Income (loss) from operations with average equity:
Including goodwill	11.5%	9.2%
Excluding goodwill	15.3%	12.3%

Return on Capital
Income (loss) from operations/average capital	8.8%	7.4%

Common Shares Outstanding
Average for the period - basic	315.0	302.2	12.8	4.2%
Average for the period - diluted	322.9	312.1	10.8	3.5%
End-of-period - assuming conversion of preferreds (1)	313.6	302.6	11.0	3.6%
End-of-period - diluted	321.3	313.0	8.3	2.7%

Book value per common share, including AOCI (2)	$41.74	$38.19	$3.55	9.3%
Book value per common share, excluding AOCI (2)	39.24	37.19	2.05	5.5%

Cash Returned to Common Stockholders
Share repurchase - dollar amount	$75.00	$-	$75.00	NM
Common dividends declared	15.80	3.00	12.80	NM
Total Cash Returned to Common Stockholders	$90.80	$3.00	$87.80	NM

Share repurchase - number of shares	2.41	-	2.41	NM
Dividend declared on common stock - per share	$0.050	$0.010	$0.040	NM
Dividend payout ratio	4.8%	1.2%
Annualized yield (3)	0.7%	0.1%

Comprehensive Income (Loss)
Net income (loss)	$339.4	$283.4	$56.0	19.8%
Net unrealized gain (loss) on available-for-sale securities	22.0	551.2	(529.2)	-96.0%
Unrealized other-than-temporary impairment on available-for-sale securities	20.4	1.2	19.2	NM
Net unrealized gain (loss) on derivative instruments	(7.7)	9.6	(17.3)	NM
Foreign currency translation adjustment	1.0	(1.2)	2.2	183.3%
Funded status of employee benefit plans	(0.8)	2.8	(3.6)	NM
Comprehensive Income (Loss)	$374.3	$847.0	$(472.7)	-55.8%

	As of March 31,
			Change
	2011	2010	Amount	%
Leverage Ratio
Short-term debt	$351.6	$101.2	$250.4	247.4%
Long-term debt	5,369.6	5,060.3	309.3	6.1%
Total debt	5,721.2	5,161.5	559.7	10.8%
Add:
Series B preferred stock liquidation value	-	950.0	(950.0)	-100.0%
Less:
Long-term operating debt (4)	1,122.2	623.2	499.0	80.1%
75% of capital securities	1,114.1	1,113.9	0.2	0.0%
Carrying value of fair value hedge	25.1	63.2	(38.1)	-60.3%
Total numerator	$3,459.7	$4,311.2	$(851.4)	-19.7%

Stockholders' equity, excluding AOCI	$12,307.1	$12,066.3	$240.8	2.0%
Total debt	5,721.2	5,161.5	559.7	10.8%
Total denominator	$18,028.3	$17,227.8	$800.5	4.6%
Leverage Ratio	19.2%	25.0%

	Ratings as of April 27, 2011
	A.M. Best	Fitch	Moody's	Standard & Poor's
Senior Debt Ratings	a-	BBB+	Baa2	A-

Financial Strength Ratings
Lincoln National Life Insurance Company	A+	A+	A2	AA-
First Penn-Pacific Life Insurance Company	A+	A+	A2	A+
Lincoln Life & Annuity Company of New York	A+	A+	A2	AA-

(1)	The holders of our Series B preferred stock have no right to exchange or convert such shares into any other securities, therefore these shares have not been converted in this calculation.
(2)	These computations exclude Series B preferred stock balances as it is non-convertible.
(3)	Indicated dividend divided by the closing price.
(4)	We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

3/31/2011						PAGE 4
Consolidated Operating Expense Detail
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change

Commissions	$379.7	$390.0	$408.3	$437.1	$416.9	9.8%

General and Administrative Expenses
General and administrative expenses	307.0	330.1	336.2	440.0	340.0	10.7%
Expenses associated with reserve financing and unrelated letters of credit ("LOCs")	3.8	8.1	12.4	9.7	11.4	200.0%
Merger-related expenses (1)	2.3	2.2	2.4	1.9	1.6	-30.4%
Total General and Administrative Expenses, Excluding Broker-Dealer	313.1	340.4	351.0	451.6	353.0	12.7%
Communications expenses	13.8	14.5	14.9	16.0	16.7	21.0%
Restructuring charges (recoveries) for expense initiatives	-	-	-	(1.2)	-	NM
Taxes, licenses and fees	57.5	41.7	47.8	53.3	61.8	7.5%
Interest and debt expense	68.1	69.0	74.5	74.3	71.6	5.1%
Total Commissions and Expenses Incurred	832.2	855.6	896.5	1,031.1	920.0	10.6%

Less: Commissions and Expenses Capitalized	(385.1)	(401.2)	(412.1)	(468.3)	(411.6)	-6.9%

Total Expenses Incurred, Excluding Amortization and Broker-Dealer Expenses	447.1	454.4	484.4	562.8	508.4	13.7%

Amortization
Amortization of DAC and VOBA, net of interest	258.1	296.9	194.3	332.5	195.6	-24.2%
Amortization of intangibles	1.0	1.1	1.0	1.1	1.0	0.0%
Total Amortization	259.1	298.0	195.3	333.6	196.6	-24.1%

Broker-Dealer Commissions and Other Expenses	73.6	77.3	77.6	87.2	90.8	23.4%

Total	$779.8	$829.7	$757.3	$983.6	$795.8	2.1%

(1)	Represents merger-related expenses included in general and administrative expenses and restructuring charges.

3/31/2011						PAGE 5
Selected Financial Results Summary
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Operating Revenues
Annuities	$629.9	$644.6	$660.3	$719.9	$731.9	16.2%
Defined Contribution	240.5	245.3	244.6	257.3	263.3	9.5%
Total Retirement Solutions	870.4	889.9	904.9	977.2	995.2	14.3%
Life Insurance	1,128.3	1,136.0	1,107.9	1,217.4	1,147.0	1.7%
Group Protection	445.2	470.1	451.5	464.3	477.9	7.3%
Total Insurance Solutions	1,573.5	1,606.1	1,559.4	1,681.7	1,624.9	3.3%
Other Operations	123.4	120.6	121.6	121.6	116.4	-5.7%
Total Operating Revenues	2,567.3	2,616.6	2,585.9	2,780.5	2,736.5	6.6%
Excluded realized gain (loss), pre-tax (1)	(40.9)	(11.1)	25.5	(119.8)	(23.5)	42.5%
Amortization of DFEL associated with benefit ratio unlocking, pre-tax	0.3	(1.6)	0.7	0.5	0.2	-33.3%
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.7	0.6	0.7	0.6	0.7	0.0%
Total Revenues	$2,527.4	$2,604.5	$2,612.8	$2,661.8	$2,713.9	7.4%
Income (Loss) from Operations
Annuities	$118.7	$116.4	$126.1	$123.2	$147.0	23.8%
Defined Contribution	35.9	36.0	49.9	32.5	48.7	35.7%
Total Retirement Solutions	154.6	152.4	176.0	155.7	195.7	26.6%
Life Insurance	136.7	151.2	59.9	165.5	166.3	21.7%
Group Protection	21.4	22.7	9.5	18.0	24.4	14.0%
Total Insurance Solutions	158.1	173.9	69.4	183.5	190.7	20.6%
Other Operations	(36.6)	(36.1)	(39.7)	(73.7)	(36.9)	-0.8%
Income (Loss) from Operations	276.1	290.2	205.7	265.5	349.5	26.6%
Excluded realized gain (loss), after-tax (1) (2)	(26.5)	(7.3)	16.5	(77.8)	(15.3)	42.3%
Benefit ratio unlocking, after-tax (1) (2)	5.5	(30.9)	25.1	10.7	4.8	-12.7%
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax (2)	0.4	0.5	0.5	0.3	0.4	0.0%
Gain (loss) on early extinguishment of debt, after-tax (2)	-	-	-	(3.1)	-	NM
Income (loss) from discontinued operations, after-tax (3)	27.9	2.7	(1.7)	-	-	-100.0%
Net Income (Loss)	283.4	255.2	246.1	195.6	339.4	19.8%
Preferred stock dividends and accretion of discount	(18.4)	(18.3)	-	-	-	100.0%
Write-off of unamortized discount on preferred stock at redemption	-	(130.6)	-	-	-	NM
Adjustment for deferred units of LNC stock in our non-director deferred compensation plans (4)	-	(1.9)	(1.0)	-	-	NM
Net Income (Loss) Available to Common Stockholders - Diluted	$265.0	$104.4	$245.1	$195.6	$339.4	28.1%

Stockholders' Equity
Beginning-of-period, including AOCI	$11,700.2	$12,368.5	$12,637.3	$13,557.5	$12,805.8
End-of-period, including AOCI	12,368.5	12,637.3	13,557.5	12,805.8	13,089.7
End-of-period, excluding AOCI	12,066.3	11,699.4	11,896.0	12,058.1	12,307.1

Average Stockholders' Equity
Average equity, including average AOCI	$12,034.3	$12,502.9	$13,097.4	$13,181.7	$12,947.8
Average AOCI	20.4	620.0	1,299.7	1,204.6	765.2
Average equity, excluding AOCI	12,013.9	11,882.9	11,797.7	11,977.1	12,182.6
Average goodwill	3,013.5	3,013.5	3,016.5	3,019.4	3,019.4
Average equity, excluding AOCI and goodwill	$9,000.4	$8,869.4	$8,781.2	$8,957.7	$9,163.2

Restructuring Charges (Recoveries), After-Tax	$-	$-	$-	$(0.8)	$-

Common Shares Outstanding
Average for the period - basic	302.2	304.5	316.7	316.4	315.0
Average for the period - diluted	312.1	314.6	325.7	323.4	322.9
End-of-period - diluted	313.0	325.9	324.3	323.2	321.3

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations	$0.83	$0.86	$0.63	$0.82	$1.08
Net income (loss)	0.85	0.33	0.75	0.60	1.05

Stockholders' Equity Per Common Share
Stockholders' equity, including AOCI (5)	$38.19	$39.89	$42.78	$40.54	$41.74
Stockholders' equity, excluding AOCI (5)	37.19	36.93	37.54	38.17	39.24
Dividends declared (common stock)	0.010	0.010	0.010	0.050	0.050

Return on Equity, Excluding AOCI
Net income (loss) with average equity including goodwill	9.4%	8.6%	8.3%	6.5%	11.1%
Income (loss) from operations with average equity including goodwill	9.2%	9.8%	7.0%	8.9%	11.5%
Income (loss) from operations with average equity excluding goodwill	12.3%	13.1%	9.4%	11.9%	15.3%

Market Value of Common Shares
Highest price	$30.74	$33.55	$26.83	$29.12	$32.68
Lowest price	22.52	23.86	20.65	23.17	28.00
Closing price	30.70	24.29	23.92	27.81	30.04

(1)	See page 6 for detail.
(2)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable
GAAP measure.
(3)	Includes discontinued operations and the loss on disposal. See Discontinued Operations on page 26 for details.
(4)	The numerator used in the calculation of our diluted EPS is adjusted down for the removal of the favorable mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.
(5)	These computations exclude Series B preferred stock balances as it is non-convertible.

3/31/2011						PAGE 6
Details Underlying Realized Gain (Loss), After-DAC and Benefit Ratio Unlocking
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Components of Operating Realized Gain (Loss)
Indexed annuity net derivatives results (1)	$0.4	$(0.7)	$0.7	$0.8	$1.1	175.0%
GLB (2)	15.0	16.3	17.5	19.2	20.5	36.7%
Total operating realized gain (loss), pre-tax	15.4	15.6	18.2	20.0	21.6	40.3%
Federal income tax expense (benefit) (3)	5.3	5.6	6.3	7.0	7.6	43.4%
Total operating realized gain (loss), after-tax	$10.1	$10.0	$11.9	$13.0	$14.0	38.6%

Components of Excluded Realized Gain (Loss)
Realized gain (loss) related to certain investments (4)	$(55.0)	$(5.1)	$(26.1)	$(94.2)	$(17.1)	68.9%
Gain (loss) on certain derivative instruments, including those associated with our consolidated VIEs, and trading securities (5)	12.6	(45.8)	105.6	2.5	10.2	-19.0%
GLB net derivatives results (6)	11.9	10.8	(7.7)	(21.5)	(9.0)	NM
GDB derivatives results (7)	(13.0)	25.7	(45.8)	(19.4)	(10.1)	22.3%
Indexed annuity forward-starting option (8)	2.6	3.3	(0.5)	12.8	2.5	-3.8%
Total excluded realized gain (loss), pre-tax	(40.9)	(11.1)	25.5	(119.8)	(23.5)	42.5%
Federal income tax expense (benefit) (3)	(14.4)	(3.8)	9.0	(42.0)	(8.2)	43.1%
Total excluded realized gain (loss), after-tax	$(26.5)	$(7.3)	$16.5	$(77.8)	$(15.3)	42.3%
Total Realized Gain (Loss), After-Tax	$(16.4)	$2.7	$28.4	$(64.8)	$(1.3)	92.1%

Components of GLB Net Derivatives Results
Net valuation premium, net of reinsurance	$25.8	$27.7	$29.8	$32.7	$35.3	36.8%
Change in reserves hedged:
Unlocking	-	-	14.7	36.3	-	NM
Other	190.0	(1,402.0)	218.3	1,196.4	294.9	55.2%
Change in market value of derivative assets	(198.0)	1,248.5	(214.3)	(1,198.5)	(350.2)	-76.9%
Hedge program effectiveness (ineffectiveness)	(8.0)	(153.5)	18.7	34.2	(55.3)	NM
Change in reserves not hedged (NPR component)	(0.9)	151.0	(40.7)	(95.1)	13.1	NM
Change in derivative assets not hedged (NPR component)	(1.0)	(8.1)	3.8	0.1	-	100.0%
Associated amortization expense of DAC, VOBA, DSI and DFEL:
Unlocking	4.7	5.2	(21.9)	(10.4)	(11.8)	NM
Other amortization	(8.7)	(11.5)	2.6	17.0	9.7	211.5%
GLB net derivatives results, pre-tax	$11.9	$10.8	$(7.7)	$(21.5)	$(9.0)	NM

Components of Benefit Ratio Unlocking (3)
GLB benefit ratio unlocking, after-tax	$0.6	$(3.0)	$2.8	$1.2	$1.1	83.3%
GDB benefit ratio unlocking, after-tax	4.9	(27.9)	22.3	9.5	3.7	-24.5%
Total benefit ratio unlocking, after-tax	$5.5	$(30.9)	$25.1	$10.7	$4.8	-12.7%

GDB Benefit Ratio Unlocking, Net of Derivative Results (3)
GDB benefit ratio unlocking, after-tax	$4.9	$(27.9)	$22.3	$9.5	$3.7	-24.5%
GDB derivatives results, after-tax	(8.4)	16.6	(29.7)	(12.6)	(6.6)	21.4%
GDB benefit ratio unlocking, net of derivative results, after-tax	$(3.5)	$(11.3)	$(7.4)	$(3.1)	$(2.9)	17.1%

(1)	Represents the net difference between the change in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products. The change in the fair value of the liability for the embedded derivative represents the amount that is credited to the indexed annuity contract.
(2)	Represents the "risk/profit margin" portion of the attributed GLB rider fees. We have certain GLB variable annuity riders with
GWB and GIB features that are embedded derivatives. We attribute to the embedded derivative the portion of total fees collected from the contract holder that relates to the GLB riders (the “attributed fees”). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract (the “net valuation premium”) plus a margin that a theoretical market participant would include for risk/profit (the “risk/profit margin”). We include the net valuation premium of the
GLB attributed rider fees in excluded realized gain (loss). For our Retirement Solutions – Annuities and Retirement Solutions –
Defined Contribution segments, the total fees collected from the contract holders in excess of the GLB attributed fees are reported in insurance fees.
(3)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(4)	See page 28 for detail.
(5)	Represents changes in the fair values of certain derivative investments (including the credit default swaps and contingent forwards associated with consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.
(6)	Represents the net valuation premium, the change in the fair value of the embedded derivative liabilities of our GLB products, the change in the fair value of the derivative instruments we own to hedge the embedded derivative, the cost of purchasing the derivative instruments, and the associated changes to DAC, VOBA, DSI, and DFEL.
(7)	Represents the change in the fair value of the derivatives we own to hedge the change in the GDB riders.
(8)	Represents changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

3/31/2011						PAGE 7
Consolidated Statements of Income (Loss)
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Revenues
Insurance premiums	$531.8	$551.4	$537.7	$555.4	$567.8	6.8%
Surrender charges	42.7	34.5	32.1	30.6	34.2	-19.9%
Mortality assessments	317.9	325.3	319.9	324.4	324.7	2.1%
Expense assessments	427.5	433.4	417.5	528.1	458.8	7.3%
Net investment income	1,106.1	1,119.8	1,132.3	1,182.7	1,191.2	7.7%
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(75.9)	(11.6)	(98.5)	(53.7)	(44.8)	41.0%
Portion of loss recognized in other comprehensive income	23.5	-	53.0	11.6	6.0	-74.5%
Net other-than-temporary impairment losses on securities recognized in earnings	(52.4)	(11.6)	(45.5)	(42.1)	(38.8)	26.0%
Realized gain (loss), excluding other-than-temporary impairment losses on securities	26.9	16.1	89.2	(57.7)	36.9	NM
Total realized gain (loss) (1)	(25.5)	4.5	43.7	(99.8)	(1.9)	92.5%
Amortization of deferred gains on business sold through reinsurance	18.9	18.6	18.8	18.8	18.7	-1.1%
Other revenues and fees	108.0	117.0	110.8	121.7	120.4	11.5%
Total Revenues	2,527.4	2,604.5	2,612.8	2,661.9	2,713.9	7.4%
Benefits and Expenses
Interest credited	617.7	613.0	621.8	632.0	613.6	-0.7%
Benefits	779.2	839.2	925.0	787.1	834.6	7.1%
Underwriting, acquisition, insurance and other expenses	713.7	753.1	688.5	911.4	725.4	1.6%
Interest and debt expense	68.1	69.0	74.5	79.1	71.6	5.1%
Total Benefits and Expenses	2,178.7	2,274.3	2,309.8	2,409.6	2,245.2	3.1%
Income (loss) from continuing operations before taxes	348.7	330.2	303.0	252.3	468.7	34.4%
Federal income tax expense (benefit)	93.2	77.7	55.2	56.7	129.3	38.7%
Income (Loss) from Continuing Operations	255.5	252.5	247.8	195.6	339.4	32.8%
Income (loss) from discontinued operations, net of federal income taxes (2)	27.9	2.7	(1.7)	-	-	-100.0%
Net Income (Loss)	283.4	255.2	246.1	195.6	339.4	19.8%
Preferred stock dividends and accretion of discount	(18.4)	(18.3)	-	-	-	100.0%
Write-off of unamortized discount on preferred stock at liquidation	-	(130.6)	-	-	-	NM
Adjustment for deferred units of LNC stock in our non-director deferred compensation plans (3)	-	(1.9)	(1.0)	-	-	NM
Net Income (Loss) Available to Common Stockholders - Diluted	$265.0	$104.4	$245.1	$195.6	$339.4	28.1%

Earnings (Loss) Per Common Share (Diluted)
Income (loss) from continuing operations	$0.76	$0.32	$0.76	$0.60	$1.05	38.2%
Income (loss) from discontinued operations, net of federal income taxes (2)	0.09	0.01	(0.01)	-	-	-100.0%
Net Income (Loss)	$0.85	$0.33	$0.75	$0.60	$1.05	23.5%

(1)	See page 6 for detail.
(2)	Contains discontinued operations and the loss on disposition. See Discontinued Operations on page 26 for additional details.
(3)	The numerator used in the calculation of our diluted EPS is adjusted down for the removal of the favorable mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.

3/31/2011					PAGE 8
Consolidated Roll Forwards of DAC, VOBA, DSI and DFEL
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March
DAC and VOBA	2010	2010	2010	2010	2011
Balance as of beginning-of-period	$9,509.6	$9,195.1	$8,534.5	$7,918.5	$8,930.3
Deferrals	385.1	401.2	412.1	468.3	411.6
Amortization, net of interest:
Unlocking	43.3	21.7	62.8	(9.7)	109.7
Amortization, net of interest, excluding unlocking	(301.4)	(318.6)	(257.1)	(322.8)	(305.3)
Deferrals, net of amortization included in operating
underwriting, acquisition, insurance and other expenses	127.0	104.3	217.8	135.8	216.0
Amortization, net of interest, associated with benefit ratio unlocking	(1.8)	7.7	(5.8)	(2.2)	(1.1)
Adjustment related to realized (gains) losses	(8.6)	(26.6)	4.8	(27.1)	(25.7)
Adjustment related to unrealized (gains) losses	(431.1)	(746.0)	(832.8)	905.3	152.7
Balance as of End-of-Period	$9,195.1	$8,534.5	$7,918.5	$8,930.3	$9,272.2

DSI
Balance as of beginning-of-period	$323.3	$299.4	$288.6	$268.7	$285.6
Deferrals	19.5	17.7	16.2	12.1	9.8
Amortization, net of interest:
Unlocking	2.1	2.2	3.5	(3.8)	2.8
Amortization, net of interest, excluding unlocking	(15.0)	(14.2)	(13.9)	(14.4)	(15.6)
Deferrals, net of amortization included in operating
insurance benefits or interest credited	6.6	5.7	5.8	(6.1)	(3.0)
Amortization, net of interest, associated with benefit ratio unlocking	(0.2)	1.0	(0.9)	(0.3)	(0.2)
Adjustment related to realized (gains) losses	(1.9)	(2.6)	(3.9)	(0.3)	(0.7)
Adjustment related to unrealized (gains) losses	(28.4)	(14.9)	(20.9)	23.6	4.2
Balance as of End-of-Period	$299.4	$288.6	$268.7	$285.6	$285.9

DFEL
Balance as of beginning-of-period	$1,337.6	$1,345.3	$1,307.8	$1,301.7	$1,502.1
Deferrals	135.2	134.1	141.4	135.6	142.7
Amortization, net of interest:
Unlocking	(7.0)	(7.8)	9.8	(19.3)	31.1
Amortization, net of interest, excluding unlocking	(44.0)	(47.5)	(35.2)	(46.3)	(36.4)
Deferrals, net of amortization included in operating
expense assessments	84.2	78.8	116.0	70.0	137.4
Amortization, net of interest, associated with benefit ratio unlocking	(0.3)	1.6	(0.7)	(0.5)	(0.2)
Adjustment related to realized (gains) losses	(1.3)	(2.8)	0.2	(3.6)	(3.7)
Adjustment related to unrealized (gains) losses	(74.9)	(115.1)	(121.6)	134.5	4.5
Balance as of End-of-Period	$1,345.3	$1,307.8	$1,301.7	$1,502.1	$1,640.1

3/31/2011						PAGE 9
Consolidating Statements of Income (Loss) From Operations
For the Quarter Ended March 31, 2011
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$23.1	$-	$108.1	$436.6	$0.1	$567.9
Surrender charges	10.5	0.7	23.0	-	-	34.2
Mortality assessments	-	-	324.7	-	-	324.7
Expense assessments	299.4	53.9	104.7	-	-	458.0
Net investment income	288.1	204.9	579.1	39.1	80.1	1,191.3
Operating realized gain (loss) (2)	21.5	0.1	-	-	-	21.6
Amortization of deferred gain on business sold through reinsurance	-	-	-	-	18.0	18.0
Other revenues and fees	89.3	3.7	7.4	2.2	18.2	120.8
Total Operating Revenues	731.9	263.3	1,147.0	477.9	116.4	2,736.5
Operating Expenses
Interest credited	174.5	108.3	301.8	-	28.8	613.4
Benefits	35.4	-	447.5	327.6	32.5	843.0
Underwriting, acquisition, insurance and other expenses	333.4	84.8	150.3	112.7	43.0	724.2
Interest and debt expense	-	-	-	-	71.6	71.6
Total Operating Expenses	543.3	193.1	899.6	440.3	175.9	2,252.2
Income (loss) from operations before federal income taxes	188.6	70.2	247.4	37.6	(59.5)	484.3
Federal income tax expense (benefit)	41.6	21.5	81.1	13.2	(22.6)	134.8
Income (Loss) from Operations	$147.0	$48.7	$166.3	$24.4	$(36.9)	$349.5

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 13 and 18.

3/31/2011						PAGE 10
Consolidating Statements of Income (Loss) From Operations
For the Quarter Ended March 31, 2010
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$9.9	$-	$112.3	$409.9	$(0.3)	$531.8
Surrender charges	10.9	1.1	30.8	-	-	42.8
Mortality assessments	-	-	317.9	-	-	317.9
Expense assessments	249.2	49.1	128.7	-	-	427.0
Net investment income	270.8	186.2	530.1	33.6	85.4	1,106.1
Operating realized gain (loss) (2)	15.3	0.1	-	-	-	15.4
Amortization of deferred gain on business sold through reinsurance	-	-	-	-	18.2	18.2
Other revenues and fees	73.8	4.0	8.5	1.7	20.1	108.1
Total Operating Revenues	629.9	240.5	1,128.3	445.2	123.4	2,567.3
Operating Expenses
Interest credited	176.2	110.4	296.9	0.5	33.6	617.6
Benefits	43.8	2.0	398.9	310.7	34.1	789.5
Underwriting, acquisition, insurance and other expenses	259.8	77.9	230.5	101.1	42.6	711.9
Interest and debt expense	-	-	-	-	68.1	68.1
Total Operating Expenses	479.8	190.3	926.3	412.3	178.4	2,187.1
Income (loss) from operations before federal income taxes	150.1	50.2	202.0	32.9	(55.0)	380.2
Federal income tax expense (benefit)	31.4	14.3	65.3	11.5	(18.4)	104.1
Income (Loss) from Operations	$118.7	$35.9	$136.7	$21.4	$(36.6)	$276.1

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 13 and 18.

3/31/2011					PAGE 11
Consolidated Balance Sheets and Selected Share Data
Unaudited (in millions)

	As of
	March	June	Sept.	Dec.	March
	2010	2010	2010	2010	2011
ASSETS
Investments:
Corporate bonds	$47,284.8	$50,245.6	$52,907.1	$51,740.5	$53,174.8
U.S. Government bonds	198.3	209.0	218.1	164.8	161.8
Foreign government bonds	456.1	472.3	525.4	508.3	516.0
Mortgage-backed securities	11,365.4	11,605.9	11,493.7	10,890.4	10,541.6
Asset-backed securities	161.4	157.4	161.0	173.8	136.8
State and municipal bonds	2,198.1	2,539.9	2,961.3	3,155.4	3,280.0
Hybrid and redeemable preferred securities	1,216.7	1,160.9	1,448.7	1,397.0	1,420.0
VIEs' fixed maturity securities	579.5	581.4	585.3	583.7	586.8
Equity securities	310.0	245.9	205.3	197.2	144.6
Total available-for-sale securities	63,770.3	67,218.3	70,505.9	68,811.1	69,962.4
Trading securities	2,532.5	2,607.6	2,710.9	2,596.4	2,598.0
Mortgage loans on real estate	7,012.5	6,881.6	6,798.8	6,752.1	6,748.7
Real estate	200.6	218.2	218.9	202.1	188.9
Policy loans	2,902.8	2,901.8	2,879.1	2,864.7	2,837.1
Derivative investments	992.4	1,988.9	1,903.9	1,076.0	945.7
Other investments	1,046.4	1,136.8	1,096.5	1,037.7	1,029.4
Total investments	78,457.5	82,953.2	86,114.0	83,340.1	84,310.2
Cash and invested cash	3,444.7	3,699.6	3,546.7	2,741.4	2,216.4
DAC and VOBA	9,195.1	8,534.5	7,918.5	8,930.3	9,272.2
Premiums and fees receivable	397.4	316.6	308.2	334.6	400.8
Accrued investment income	940.0	945.4	988.7	932.8	988.9
Reinsurance recoverables	6,520.1	6,659.6	6,667.8	6,526.8	6,580.0
Goodwill	3,013.5	3,013.5	3,019.4	3,019.4	3,019.4
Other assets	3,223.9	3,162.8	3,350.9	3,368.2	3,292.9
Separate account assets	76,429.2	70,844.1	78,575.7	84,630.1	88,236.3
Total Assets	$181,621.4	$180,129.3	$190,489.9	$193,823.7	$198,317.1
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$17,281.4	$18,731.1	$18,533.2	$17,562.0	$17,313.1
Other contract holder funds	63,440.8	64,209.0	65,665.1	66,375.5	67,124.8
Short-term debt	101.2	99.4	101.0	351.4	351.6
Long-term debt categorized by standard rating agency leverage definitions:
Operating (see note (4) on page 3 for details)	623.2	1,122.2	1,122.2	1,122.2	1,122.2
Financial	4,437.1	4,742.5	4,821.0	4,276.8	4,247.4
Reinsurance related embedded derivatives	46.6	92.4	132.0	101.5	91.0
Funds withheld reinsurance liabilities	1,216.4	1,196.2	1,135.6	1,149.5	1,134.7
Deferred gain on indemnity reinsurance	524.7	505.9	487.1	468.3	449.6
Payables for collateral on investments	1,827.7	2,376.2	2,567.0	1,659.0	1,554.2
VIEs' liabilities	142.0	187.5	156.5	132.1	130.0
Other liabilities	3,182.6	3,385.5	3,636.0	3,189.5	3,472.5
Separate account liabilities	76,429.2	70,844.1	78,575.7	84,630.1	88,236.3
Total liabilities	169,252.9	167,492.0	176,932.4	181,017.9	185,227.4
Stockholders' Equity
Series A preferred stock	0.4	0.4	0.4	0.4	0.4
Series B preferred stock	812.8	-	-	-	-
Common stock	7,845.3	8,188.2	8,141.9	8,124.2	8,063.5
Retained earnings	3,407.8	3,510.8	3,753.7	3,933.5	4,243.2
AOCI:
Net unrealized gain (loss) on available-for-sale securities	600.6	1,267.2	2,060.1	1,071.8	1,093.8
Unrealized other-than-temporary impairment on available-for-sale securities	(113.9)	(110.4)	(131.7)	(128.9)	(108.5)
Net unrealized gain (loss) on derivative instruments	21.0	(13.9)	(60.5)	(14.5)	(22.2)
Foreign currency translation adjustment	1.7	1.5	2.4	0.6	1.6
Funded status of employee benefit plans	(207.2)	(206.5)	(208.8)	(181.3)	(182.1)
Total accumulated other comprehensive income (loss)	302.2	937.9	1,661.5	747.7	782.6
Total stockholders' equity	12,368.5	12,637.3	13,557.5	12,805.8	13,089.7
Total Liabilities and Stockholders' Equity	$181,621.4	$180,129.3	$190,489.9	$193,823.7	$198,317.1

Share Data Per Common Share
Stockholders' equity per share	$38.19	$39.89	$42.78	$40.54	$41.74
Book value, excluding AOCI	37.19	36.93	37.54	38.17	39.24
Common shares outstanding - assuming conversion of Series A preferred shares	302.6	316.8	316.9	315.9	313.6

3/31/2011						PAGE 12
Balance Sheet Data - Segment Highlights
Unaudited (in millions)

	Retirement Solutions		Insurance Solutions
As of March 31, 2011		Defined	Life	Group	Other
	Annuities	Contribution	Insurance	Protection	Operations (1)	Consolidated
Assets
Allocated investments and cash and invested cash (2)	$22,673.7	$14,246.1	$38,926.4	$2,720.5	$7,959.9	$86,526.6
DAC and VOBA	2,327.9	420.1	6,349.3	174.8	0.1	9,272.2
Goodwill	439.8	20.2	2,188.5	274.3	96.6	3,019.4
DSI and other intangibles	283.8	4.0	80.0	-	118.0	485.8
Reinsurance recoverables	469.4	-	2,037.5	45.2	4,027.9	6,580.0
Separate account assets	67,711.5	14,389.2	5,953.2	-	182.4	88,236.3

Liabilities and Capital
Future contract benefits	1,352.1	0.3	7,702.8	1,645.9	6,612.0	17,313.1
Other contract holder funds	20,165.9	12,950.8	32,872.7	269.5	865.9	67,124.8

Allocated capital (3)	2,985.4	1,070.8	8,506.3	1,174.8	(1,430.2)	12,307.1

As of December 31, 2010

Assets
Allocated investments and cash and invested cash (2)	$22,957.0	$14,131.6	$38,248.2	$2,684.3	$8,060.4	$86,081.5
DAC and VOBA	2,250.5	359.9	6,144.8	175.0	0.1	8,930.3
Goodwill	439.8	20.2	2,188.5	274.3	96.6	3,019.4
DSI and other intangibles	283.6	3.9	81.0	-	118.1	486.6
Reinsurance recoverables	495.7	-	2,014.0	45.1	3,972.0	6,526.8
Separate account assets	64,782.4	13,916.9	5,749.3	-	181.5	84,630.1

Liabilities and Capital
Future contract benefits	1,809.6	1.5	7,553.7	1,606.8	6,590.4	17,562.0
Other contract holder funds	20,031.9	12,773.1	32,436.0	269.1	865.4	66,375.5

Allocated capital (3)	2,989.7	1,076.6	8,385.0	1,180.3	(1,573.5)	12,058.1

(1)	Includes inter-segment eliminations.
(2)	Includes inter-segment cash management balances our segments utilize to borrow money to meet their short-term needs and also to invest short-term funds with other segments. These balances eliminate in consolidation.
(3)	Allocated capital is based on internal economic capital models plus certain other items (principally intangibles, including DAC and VOBA, goodwill and other items).

3/31/2011						PAGE 13
Retirement Solutions - Annuities
Income (Loss) from Operations and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Operating Revenues
Insurance premiums (1)	$9.9	$9.8	$15.7	$17.6	$23.1	133.3%
Surrender charges	10.9	9.6	9.0	7.2	10.5	-3.7%
Expense assessments	249.2	260.1	259.9	292.2	299.4	20.1%
Net investment income	270.8	271.5	281.9	295.1	288.1	6.4%
Operating realized gain (loss) (2)	15.3	15.5	18.1	19.9	21.5	40.5%
Other revenues and fees (3)	73.8	78.1	75.7	87.9	89.3	21.0%
Total Operating Revenues	629.9	644.6	660.3	719.9	731.9	16.2%
Operating Expenses
Interest credited	176.2	176.9	183.5	188.9	174.5	-1.0%
Benefits (1)	43.8	40.7	43.0	47.2	35.4	-19.2%
Underwriting, acquisition, insurance and other expenses	259.8	282.0	297.5	328.9	333.4	28.3%
Total Operating Expenses	479.8	499.6	524.0	565.0	543.3	13.2%
Income (loss) from operations before federal income taxes	150.1	145.0	136.3	154.9	188.6	25.6%
Federal income tax expense (benefit)	31.4	28.6	10.2	31.7	41.6	32.5%
Income (Loss) from Operations	$118.7	$116.4	$126.1	$123.2	$147.0	23.8%

Effective Tax Rate	20.9%	19.7%	7.5%	20.5%	22.1%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$2,858.3	$2,979.7	$2,968.9	$2,949.9	$2,987.6
Average goodwill	439.8	439.8	439.8	439.8	439.8
Average equity, excluding goodwill	$2,418.5	$2,539.9	$2,529.1	$2,510.1	$2,547.8

Return on Equity, Excluding AOCI
Including goodwill	16.6%	15.6%	17.0%	16.7%	19.7%
Excluding goodwill	19.6%	18.3%	19.9%	19.6%	23.1%

Income (Loss) from Operations - Basis Points on Average Account Values - Annualized	63	60	65	59	67	4

Operating Realized Gain (Loss) (2)
Indexed annuity net derivatives results (4)	$0.4	$(0.7)	$0.7	$0.8	$1.1	175.0%
GLB (5)	14.9	16.2	17.4	19.1	20.4	36.9%
Total Operating Realized Gain (Loss)	$15.3	$15.5	$18.1	$19.9	$21.5	40.5%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$150.0	$176.7	$189.1	$180.9	$176.6	17.7%
General and administrative expenses	78.0	82.1	85.6	90.8	86.9	11.4%
Inter-segment reimbursement associated with reserve financing and LOC expenses (6)	-	0.2	-	(1.0)	(0.5)	NM
Broker-dealer commissions and general and administrative expenses	73.6	77.3	77.6	87.2	90.8	23.4%
Taxes, licenses and fees	9.1	6.1	3.4	5.6	9.4	3.3%
Total commissions and expenses incurred	310.7	342.4	355.7	363.5	363.2	16.9%
Less: commissions and expenses capitalized	(131.6)	(164.5)	(171.3)	(156.1)	(149.8)	-13.8%
Amortization of DAC and VOBA, net of interest	80.7	104.1	113.1	121.5	120.0	48.7%
Total Underwriting, Acquisition, Insurance and Other Expenses	$259.8	$282.0	$297.5	$328.9	$333.4	28.3%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (7)	41	43	44	43	40	(1)

(1)	Includes our single premium immediate annuities, which have a corresponding offset to benefits for changes in reserves.
(2)	Included in income (loss) from operations.
(3)	Other revenues and fees consists primarily of fees attributable to broker-dealer services that are subject to market volatility.
(4)	See note (1) on page 6 for details.
(5)	See note (2) on page 6 for details.
(6)	Represents reimbursements to Retirement Solutions - Annuities from the Insurance Solutions - Life Insurance segment for reserve financing, net of expenses incurred by Retirement Solutions - Annuities for its use of LOCs. The inter-segment amounts are not reported on our
Consolidated Statements of Income (Loss).
(7)	Includes distribution costs.

3/31/2011					PAGE 14
Retirement Solutions - Annuities
DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March
DAC and VOBA	2010	2010	2010	2010	2011
Balance as of beginning-of-period	$2,381.0	$2,285.0	$2,156.5	$1,934.2	$2,250.5
Deferrals	131.6	164.5	171.3	156.1	149.8
Amortization, net of interest:
Unlocking	59.4	27.5	16.2	12.8	29.0
Amortization, net of interest, excluding unlocking	(140.1)	(131.6)	(129.3)	(134.3)	(149.0)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	50.9	60.4	58.2	34.6	29.8
Amortization, net of interest, associated with benefit ratio unlocking	(1.3)	7.2	(5.3)	(2.2)	(1.1)
Adjustment related to realized (gains) losses	(11.5)	(20.1)	(19.2)	(4.9)	(8.4)
Adjustment related to unrealized (gains) losses	(134.1)	(176.0)	(256.0)	288.8	57.1
Balance as of End-of-Period	$2,285.0	$2,156.5	$1,934.2	$2,250.5	$2,327.9

DSI
Balance as of beginning-of-period	$320.6	$296.9	$286.3	$266.7	$283.6
Deferrals	19.4	17.7	16.1	12.0	9.7
Amortization, net of interest:
Unlocking	2.1	2.2	3.5	(3.7)	2.8
Amortization, net of interest, excluding unlocking	(15.0)	(14.1)	(13.8)	(14.1)	(15.5)
Deferrals, net of amortization included in operating interest credited	6.5	5.8	5.8	(5.8)	(3.0)
Amortization, net of interest, associated with benefit ratio unlocking	(0.2)	1.0	(0.9)	(0.3)	(0.2)
Adjustment related to realized (gains) losses	(1.9)	(2.6)	(3.8)	(0.4)	(0.7)
Adjustment related to unrealized (gains) losses	(28.1)	(14.8)	(20.7)	23.4	4.1
Balance as of End-of-Period	$296.9	$286.3	$266.7	$283.6	$283.8

DFEL
Balance as of beginning-of-period	$182.1	$191.0	$201.2	$210.0	$222.0
Deferrals	17.0	20.0	18.7	18.9	16.8
Amortization, net of interest:
Unlocking	1.1	(1.2)	4.0	(3.8)	0.2
Amortization, net of interest, excluding unlocking	(5.5)	(5.8)	(5.7)	(5.7)	(5.9)
Deferrals, net of amortization included in operating expense assessments	12.6	13.0	17.0	9.4	11.1
Amortization, net of interest, associated with benefit ratio unlocking	(0.3)	1.6	(0.7)	(0.5)	(0.2)
Adjustment related to realized (gains) losses	(1.3)	(2.6)	(5.2)	1.8	(1.7)
Adjustment related to unrealized (gains) losses	(2.1)	(1.8)	(2.3)	1.3	3.0
Balance as of End-of-Period	$191.0	$201.2	$210.0	$222.0	$234.2

3/31/2011						PAGE 15
Retirement Solutions - Annuities
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Fixed Annuities (1)
Balance as of beginning-of-period	$19.940	$20.042	$20.397	$21.075	$20.952	5.1%
Gross deposits	1.138	1.501	1.774	1.155	1.116	-1.9%
Withdrawals and deaths	(0.486)	(0.456)	(0.485)	(0.593)	(0.513)	-5.6%
Net flows	0.652	1.045	1.289	0.562	0.603	-7.5%
Transfers to variable annuities	(0.772)	(0.801)	(0.882)	(0.942)	(0.832)	-7.8%
Interest credited	0.203	0.093	0.255	0.245	0.214	5.4%
Sales inducements deferred	0.019	0.018	0.016	0.012	0.010	-47.4%
Balance as of End-of-Period (Gross)	20.042	20.397	21.075	20.952	20.947	4.5%
Reinsurance ceded	(1.011)	(0.994)	(0.978)	(0.962)	(0.949)	6.1%
Balance as of End-of-Period (Net of Ceded)	$19.031	$19.403	$20.097	$19.990	$19.998	5.1%

Variable Annuities (2)
Balance as of beginning-of-period	$55.368	$57.815	$53.921	$60.132	$64.858	17.1%
Gross deposits	1.138	1.322	1.204	1.435	1.523	33.8%
Withdrawals and deaths	(1.215)	(1.214)	(1.209)	(1.454)	(1.643)	-35.2%
Net flows	(0.077)	0.108	(0.005)	(0.019)	(0.120)	-55.8%
Transfers from fixed annuities	0.772	0.800	0.882	0.942	0.832	7.8%
Investment increase and change in market value	1.752	(4.802)	5.334	3.803	2.217	26.5%
Balance as of End-of-Period	$57.815	$53.921	$60.132	$64.858	$67.787	17.2%

Total Annuities
Balance as of beginning-of-period	$75.308	$77.857	$74.318	$81.207	$85.810	13.9%
Gross deposits	2.276	2.823	2.978	2.590	2.639	15.9%
Withdrawals and deaths	(1.701)	(1.670)	(1.694)	(2.047)	(2.156)	-26.7%
Net flows	0.575	1.153	1.284	0.543	0.483	-16.0%
Transfers between fixed and variable accounts	-	(0.001)	-	-	-	NM
Interest credited and change in market value	1.955	(4.709)	5.589	4.048	2.431	24.3%
Sales inducements deferred	0.019	0.018	0.016	0.012	0.010	-47.4%
Balance as of End-of-Period (Gross)	77.857	74.318	81.207	85.810	88.734	14.0%
Reinsurance ceded	(1.011)	(0.994)	(0.978)	(0.962)	(0.949)	6.1%
Balance as of End-of-Period (Net of Ceded)	$76.846	$73.324	$80.229	$84.848	$87.785	14.2%

Variable Annuities Under Agreement - Included Above	$0.082	$0.071	$0.074	$0.076	$0.076	-7.3%

Incremental Deposits (3)
Fixed annuities	$1.137	$1.500	$1.772	$1.154	$1.114	-2.0%
Variable annuities	1.134	1.319	1.198	1.431	1.515	33.6%
Total Incremental Deposits	$2.271	$2.819	$2.970	$2.585	$2.629	15.8%

(1)	Includes the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Represents gross deposits reduced by transfers from other Lincoln products.

3/31/2011						PAGE 16
Retirement Solutions - Annuities
Account Value Information
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Fixed Annuities, Excluding Fixed Portion of Variable Contracts
Deposits	$0.087	$0.115	$0.104	$0.068	$0.078	-10.3%
Withdrawals and deaths	(0.264)	(0.243)	(0.256)	(0.336)	(0.266)	-0.8%
Net flows	$(0.177)	$(0.128)	$(0.152)	$(0.268)	$(0.188)	-6.2%

Gross fixed contract account values	$9.015	$8.977	$8.915	$8.740	$8.628	-4.3%
Reinsurance ceded	(1.011)	(0.994)	(0.978)	(0.962)	(0.949)	6.1%
Net fixed contract account values	$8.004	$7.983	$7.937	$7.778	$7.679	-4.1%

Indexed Annuities
Deposits	$0.324	$0.522	$0.854	$0.327	$0.377	16.4%
Withdrawals and deaths	(0.124)	(0.111)	(0.130)	(0.167)	(0.158)	-27.4%
Net flows	$0.200	$0.411	$0.724	$0.160	$0.219	9.5%

Indexed Annuity Account Values	$7.131	$7.524	$8.389	$8.680	$9.015	26.4%

Fixed Portion of Variable Contracts
Deposits	$0.727	$0.864	$0.817	$0.759	$0.661	-9.1%
Withdrawals and deaths	(0.098)	(0.102)	(0.099)	(0.090)	(0.089)	9.2%
Net flows	$0.629	$0.762	$0.718	$0.669	$0.572	-9.1%

Fixed Portion of Variable Contract Account Values	$3.896	$3.896	$3.771	$3.532	$3.304	-15.2%

Variable Annuities, Including Fixed Portion of Variable Contracts
Deposits	$1.865	$2.186	$2.021	$2.194	$2.184	17.1%
Withdrawals and deaths	(1.313)	(1.316)	(1.308)	(1.544)	(1.732)	-31.9%
Net flows	$0.552	$0.870	$0.713	$0.650	$0.452	-18.1%

Variable Contract Account Values	$61.711	$57.817	$63.903	$68.390	$71.091	15.2%

Average Daily Variable Annuity Separate Account Values	$55.809	$56.788	$57.255	$62.832	$66.459	19.1%

3/31/2011						PAGE 17
Retirement Solutions - Annuities
Interest Rate Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Interest Rate Spread (1)						(Basis Point) Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	5.63%	5.47%	5.48%	5.46%	5.27%	(36)
Commercial mortgage loan prepayment and bond make whole premiums	0.02%	0.09%	0.13%	0.26%	0.26%	24
Alternative investments	0.00%	0.00%	0.00%	0.01%	0.01%	1
Net investment income yield on reserves	5.65%	5.56%	5.61%	5.73%	5.54%	(11)
Interest rate credited to contract holders	3.52%	3.51%	3.57%	3.47%	3.31%	(21)
Interest rate spread	2.13%	2.05%	2.04%	2.26%	2.23%	10

Variable Annuity Expense Assessments (in millions) (2)	$300.8	$314.8	$318.0	$354.4	$365.7	21.6%

GLB Expense Assessments (in millions) (3)	$63.6	$67.6	$71.6	$76.5	$81.7	28.5%

Components of Attributed Fees on GLB (in millions)
Attributed fee included in operating revenues and income from operations (4)	$22.8	$24.0	$25.3	$26.6	$28.1	23.2%
Attributed fee excluded from operating revenues and income from operations (5)	28.9	30.8	32.8	35.7	38.3	32.5%
Total Attributed Fees on GLB	$51.7	$54.8	$58.1	$62.3	$66.4	28.4%

GLB Account Values by Type
Guaranteed withdrawal benefits (6)	$25.179	$24.421	$27.760	$30.339	$31.920	26.8%
Guaranteed income benefits (7)	9.851	9.374	10.470	11.379	12.131	23.1%
Total GLB Account Values	$35.030	$33.795	$38.230	$41.718	$44.051	25.8%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus, reverse repurchase agreement interest expense and inter-segment cash management account interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by average fixed account values net of co-insured account values.
Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets
(and therefore margin) are retained under these agreements.
(2)	Comprised of the variable annuity expense assessments included in the expense assessments line item on page 13 and the amounts presented in the components of attributed fees on GLB, as described in note (4) and note (5) and disclosed above.
(3)	Comprised of the GLB expense assessments included in the expense assessments line item on page 13 and the amounts presented in the components of attributed fees on GLB, as described in note (4) and note (5) and disclosed above.
(4)	Includes the risk/profit margin portion of the GLB attributed rider fees in operating realized gain (loss) and the amount reported in expense assessments. See note (2) on page 6 for further discussion.
(5)	Includes the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss). See note (6) on page 6 for further discussion.
(6)	Guaranteed withdrawal benefits include features that offer the contract holder a guarantee equal to the initial deposit (or contract value, if elected after issue), adjusted for any subsequent purchase payments or withdrawals.
(7)	For our guaranteed income benefits, we offer other product riders allowing variable annuity contract holders access and control during the income distribution phase of their contract. This added flexibility allows the contract holder to access the account value for transfers, additional withdrawals and other service features, such as portfolio rebalancing.

3/31/2011						PAGE 18
Retirement Solutions - Defined Contribution
Income (Loss) from Operations, Operational Data and DAC, VOBA and DSI Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Operating Revenues
Surrender charges	$1.1	$0.7	$0.7	$0.7	$0.7	-36.4%
Expense assessments	49.1	48.7	47.4	52.3	53.9	9.8%
Net investment income	186.2	191.2	191.9	199.9	204.9	10.0%
Operating realized gain (loss) (1)	0.1	0.1	0.1	0.1	0.1	0.0%
Other revenues and fees (2)	4.0	4.6	4.5	4.3	3.7	-7.5%
Total Operating Revenues	240.5	245.3	244.6	257.3	263.3	9.5%
Operating Expenses
Interest credited	110.4	110.0	110.2	109.4	108.3	-1.9%
Benefits	2.0	0.1	(0.1)	0.1	-	-100.0%
Underwriting, acquisition, insurance and other expenses	77.9	85.1	65.5	102.9	84.8	8.9%
Total Operating Expenses	190.3	195.2	175.6	212.4	193.1	1.5%
Income (loss) from operations before federal income taxes	50.2	50.1	69.0	44.9	70.2	39.8%
Federal income tax expense (benefit)	14.3	14.1	19.1	12.4	21.5	50.3%
Income (Loss) from Operations	$35.9	$36.0	$49.9	$32.5	$48.7	35.7%

Effective Tax Rate	28.5%	28.1%	27.7%	27.6%	30.6%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$1,058.1	$1,045.7	$1,032.4	$1,047.8	$1,073.7
Average goodwill	20.2	20.2	20.2	20.2	20.2
Average equity, excluding goodwill	$1,037.9	$1,025.5	$1,012.2	$1,027.6	$1,053.5

Return on Equity, Excluding AOCI
Including goodwill	13.6%	13.8%	19.3%	12.4%	18.1%
Excluding goodwill	13.8%	14.0%	19.7%	12.7%	18.5%

Income (Loss) from Operations - Basis Points on Average Account Values - Annualized	40	40	55	34	49	9

Operating Realized Gain (Loss) (1)
GLB (3)	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%
Total Operating Realized Gain (Loss)	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$16.3	$15.8	$15.2	$17.2	$17.0	4.3%
General and administrative expenses	52.9	57.6	60.1	71.3	63.3	19.7%
Taxes, licenses and fees	3.8	3.1	2.9	3.2	4.8	26.3%
Total commissions and expenses incurred	73.0	76.5	78.2	91.7	85.1	16.6%
Less: commissions and expenses capitalized	(15.9)	(15.0)	(15.1)	(20.8)	(16.5)	-3.8%
Amortization of DAC and VOBA, net of interest	20.8	23.6	2.4	32.0	16.2	-22.1%
Total Underwriting, Acquisition, Insurance and Other Expenses	$77.9	$85.1	$65.5	$102.9	$84.8	8.9%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (4)	59	64	67	75	64	5

DAC and VOBA
Balance as of beginning-of-period	$537.7	$462.1	$375.2	$277.4	$359.9
Deferrals	15.9	15.0	15.1	20.8	16.5
Amortization, net of interest:
Unlocking	(1.4)	(3.6)	17.3	(8.2)	3.3
Amortization, net of interest, excluding unlocking	(19.4)	(20.0)	(19.7)	(23.8)	(19.5)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	(4.9)	(8.6)	12.7	(11.2)	0.3
Amortization, net of interest, associated with benefit ratio unlocking	(0.4)	0.5	(0.5)	-	-
Adjustment related to realized (gains) losses	0.4	(2.0)	0.9	0.9	-
Adjustment related to unrealized (gains) losses	(70.7)	(76.8)	(110.9)	92.8	59.9
Balance as of End-of-Period	$462.1	$375.2	$277.4	$359.9	$420.1

DSI
Balance as of beginning-of-period	$2.7	$2.5	$2.3	$1.9	$2.0
Deferrals	0.1	-	-	0.1	-
Amortization, net of interest:
Unlocking	-	-	-	(0.2)	0.1
Amortization, net of interest, excluding unlocking	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Deferrals, net of amortization included in operating interest credited	-	(0.1)	(0.1)	(0.2)	-
Adjustment related to unrealized (gains) losses	(0.2)	(0.1)	(0.3)	0.3	0.1
Balance as of End-of-Period	$2.5	$2.3	$1.9	$2.0	$2.1

(1)	Included in income (loss) from operations.
(2)	Other revenues and fees consist primarily of mutual fund account program fees for mid-to-large employers.
(3)	See note (2) on page 6 for details.
(4)	Includes distribution costs.

3/31/2011						PAGE 19
Retirement Solutions - Defined Contribution
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Fixed Annuities (1)
Balance as of beginning-of-period	$12.246	$12.420	$12.580	$12.734	$12.779	4.4%
Gross deposits	0.316	0.327	0.349	0.340	0.346	9.5%
Withdrawals and deaths	(0.341)	(0.406)	(0.455)	(0.477)	(0.336)	1.5%
Net flows	(0.025)	(0.079)	(0.106)	(0.137)	0.010	140.0%
Transfers from variable annuities	0.090	0.130	0.148	0.072	0.060	-33.3%
Interest credited	0.109	0.109	0.112	0.110	0.107	-1.8%
Balance as of End-of-Period	$12.420	$12.580	$12.734	$12.779	$12.956	4.3%

Variable Annuities (2)
Balance as of beginning-of-period	$12.953	$13.250	$11.967	$12.956	$13.927	7.5%
Gross deposits	0.441	0.362	0.368	0.443	0.415	-5.9%
Withdrawals and deaths	(0.637)	(0.527)	(0.473)	(0.521)	(0.587)	7.8%
Net flows	(0.196)	(0.165)	(0.105)	(0.078)	(0.172)	12.2%
Transfers to fixed annuities	(0.022)	(0.047)	(0.079)	(0.021)	(0.050)	NM
Investment increase and change in market value	0.515	(1.071)	1.173	1.070	0.695	35.0%
Balance as of End-of-Period	$13.250	$11.967	$12.956	$13.927	$14.400	8.7%

Total Annuities
Balance as of beginning-of-period	$25.199	$25.670	$24.547	$25.690	$26.706	6.0%
Gross deposits	0.757	0.689	0.717	0.783	0.761	0.5%
Withdrawals and deaths	(0.978)	(0.933)	(0.928)	(0.998)	(0.923)	5.6%
Net flows	(0.221)	(0.244)	(0.211)	(0.215)	(0.162)	26.7%
Transfers between fixed and variable accounts	0.068	0.083	0.069	0.051	0.010	-85.3%
Interest credited and change in market value	0.624	(0.962)	1.285	1.180	0.802	28.5%
Balance as of End-of-Period	$25.670	$24.547	$25.690	$26.706	$27.356	6.6%

Alliance and Smart Future Mutual Funds (3)
Balance as of beginning-of-period	$10.103	$11.029	$10.493	$11.398	$12.118	19.9%
Plan/participant rollovers	0.103	0.267	0.147	0.188	0.097	-5.8%
Additional contributions	0.447	0.418	0.398	0.387	0.483	8.1%
Gross deposits	0.550	0.685	0.545	0.575	0.580	5.5%
Withdrawals and deaths	(0.220)	(0.259)	(0.612)	(0.664)	(0.284)	-29.1%
Net flows	0.330	0.426	(0.067)	(0.089)	0.296	-10.3%
Transfers	(0.063)	(0.071)	(0.059)	(0.058)	(0.037)	41.3%
Other (4)	0.186	-	-	-	-	-100.0%
Interest credited and change in market value	0.473	(0.891)	1.031	0.867	0.575	21.6%
Balance as of End-of-Period	$11.029	$10.493	$11.398	$12.118	$12.952	17.4%

Total Annuities and Mutual Funds
Balance as of beginning-of-period	$35.302	$36.699	$35.040	$37.088	$38.824	10.0%
Gross deposits	1.307	1.374	1.262	1.358	1.341	2.6%
Withdrawals and deaths	(1.198)	(1.192)	(1.540)	(1.662)	(1.207)	-0.8%
Net flows	0.109	0.182	(0.278)	(0.304)	0.134	22.9%
Transfers	0.005	0.012	0.010	(0.007)	(0.027)	NM
Other (4)	0.186	-	-	-	-	-100.0%
Interest credited and change in market value	1.097	(1.853)	2.316	2.047	1.377	25.5%
Balance as of End-of-Period	$36.699	$35.040	$37.088	$38.824	$40.308	9.8%

Variable Annuities Under Agreement - Included Above	$0.009	$0.008	$0.009	$0.010	$0.010	11.1%

Incremental Deposits (5)
Fixed annuities	$0.315	$0.325	$0.348	$0.338	$0.344	9.2%
Variable annuities	0.440	0.362	0.368	0.442	0.119	-73.0%
Total annuities incremental deposits	0.755	0.687	0.716	0.780	0.463	-38.7%
Total Alliance mutual funds incremental deposits	0.550	0.686	0.545	0.575	0.580	5.5%
Total Incremental Deposits	$1.305	$1.373	$1.261	$1.355	$1.043	-20.1%

(1)	Includes fixed annuity products offered under our mutual fund products and the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Includes mutual fund account values and other third party trustee-held assets as mentioned in note (4). These items are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.
(4)	Represents LINCOLN ALLIANCE® program assets held by a third-party trustee that were not previously included in the account value roll forward. Effective January 1, 2010, all such LINCOLN ALLIANCE® program activity was included in the account value roll forward.
(5)	Represents gross deposits reduced by transfers from other Lincoln products.

3/31/2011						PAGE 20
Retirement Solutions - Defined Contribution
Account Value Roll Forwards by Product
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Total Micro - Small Segment
Balance as of beginning-of-period	$5.863	$5.966	$5.544	$5.954	$6.396	9.1%
Gross deposits	0.342	0.265	0.277	0.358	0.326	-4.7%
Withdrawals and deaths	(0.422)	(0.334)	(0.291)	(0.330)	(0.384)	9.0%
Net flows	(0.080)	(0.069)	(0.014)	0.028	(0.058)	27.5%
Transfers between fixed and variable accounts	(0.001)	-	(0.001)	0.006	(0.006)	NM
Investment increase and change in market value	0.184	(0.353)	0.425	0.408	0.262	42.4%
Balance as of End-of-Period	$5.966	$5.544	$5.954	$6.396	$6.594	10.5%

Total Mid - Large Segment
Balance as of beginning-of-period	$13.653	$14.767	$14.384	$15.398	$16.207	18.7%
Gross deposits	0.769	0.920	0.800	0.819	0.831	8.1%
Withdrawals and deaths	(0.350)	(0.455)	(0.858)	(0.895)	(0.398)	-13.7%
Net flows	0.419	0.465	(0.058)	(0.076)	0.433	3.3%
Transfers between fixed and variable accounts	0.006	0.012	0.011	(0.013)	(0.021)	NM
Other (1)	0.186	-	-	-	-	-100.0%
Investment increase and change in market value	0.503	(0.860)	1.061	0.898	0.605	20.3%
Balance as of End-of-Period	$14.767	$14.384	$15.398	$16.207	$17.224	16.6%

Total Multi-Fund® and Other Variable Annuities
Balance as of beginning-of-period	$15.786	$15.966	$15.112	$15.736	$16.221	2.8%
Gross deposits	0.196	0.189	0.185	0.181	0.184	-6.1%
Withdrawals and deaths	(0.426)	(0.403)	(0.391)	(0.437)	(0.425)	0.2%
Net flows	(0.230)	(0.214)	(0.206)	(0.256)	(0.241)	-4.8%
Investment increase and change in market value	0.410	(0.640)	0.830	0.741	0.510	24.4%
Balance as of End-of-Period	$15.966	$15.112	$15.736	$16.221	$16.490	3.3%

Total Annuities and Mutual Funds (2)
Balance as of beginning-of-period	$35.302	$36.699	$35.040	$37.088	$38.824	10.0%
Gross deposits	1.307	1.374	1.262	1.358	1.341	2.6%
Withdrawals and deaths	(1.198)	(1.192)	(1.540)	(1.662)	(1.207)	-0.8%
Net flows	0.109	0.182	(0.278)	(0.304)	0.134	22.9%
Transfers between fixed and variable accounts	0.005	0.012	0.010	(0.007)	(0.027)	NM
Other (1)	0.186	-	-	-	-	-100.0%
Investment increase and change in market value	1.097	(1.853)	2.316	2.047	1.377	25.5%
Balance as of End-of-Period	$36.699	$35.040	$37.088	$38.824	$40.308	9.8%

(1)	Represents LINCOLN ALLIANCE® program assets held by a third-party trustee that were not previously included in the account value roll forward. Effective January 1, 2010, all such LINCOLN ALLIANCE® program activity was included in the account value roll forward.
(2)	Includes mutual fund account values and other third party trustee-held assets as mentioned in note (1). These items are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

3/31/2011						PAGE 21
Retirement Solutions - Defined Contribution
Account Value and Interest Rate Spread Information
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Fixed Annuities, Excluding Fixed Portion of Variable Contracts
Deposits	$0.236	$0.250	$0.272	$0.259	$0.269	14.0%
Withdrawals and deaths	(0.174)	(0.245)	(0.291)	(0.300)	(0.160)	8.0%
Net flows	$0.062	$0.005	$(0.019)	$(0.041)	$0.109	75.8%

Fixed Contract Account Values	$6.324	$6.466	$6.571	$6.629	$6.807	7.6%

Fixed Portion of Variable Contracts
Deposits	$0.080	$0.077	$0.077	$0.081	$0.077	-3.8%
Withdrawals and deaths	(0.167)	(0.162)	(0.163)	(0.177)	(0.176)	-5.4%
Net flows	$(0.087)	$(0.085)	$(0.086)	$(0.096)	$(0.099)	-13.8%

Fixed Portion of Variable Contract Account Values	$6.096	$6.114	$6.163	$6.150	$6.149	0.9%

Variable Annuities, Including Fixed Portion of Variable Contracts
Deposits	$0.521	$0.439	$0.445	$0.524	$0.492	-5.6%
Withdrawals and deaths	(0.804)	(0.689)	(0.636)	(0.698)	(0.763)	5.1%
Net flows	$(0.283)	$(0.250)	$(0.191)	$(0.174)	$(0.271)	4.2%

Variable Contract Account Values	$19.346	$18.081	$19.119	$20.077	$20.549	6.2%

Average Daily Variable Annuity Separate Account Values	$12.909	$12.855	$12.471	$13.485	$14.178	9.8%

Interest Rate Spread (1)						(Basis Point) Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	5.71%	5.73%	5.71%	5.68%	5.61%	(10)
Commercial mortgage loan prepayment and bond make whole premiums	0.01%	0.04%	0.04%	0.20%	0.35%	34
Alternative investments	0.02%	0.02%	0.01%	0.04%	0.03%	1
Net investment income yield on reserves	5.74%	5.79%	5.76%	5.92%	5.99%	25
Interest rate credited to contract holders	3.58%	3.51%	3.47%	3.42%	3.36%	(22)
Interest rate spread	2.16%	2.28%	2.29%	2.50%	2.63%	47

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated as interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by the average fixed account values, including the fixed portion of variable annuities.

3/31/2011						PAGE 22
Insurance Solutions - Life Insurance
Income (Loss) from Operations, Operational Data and DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Operating Revenues
Insurance premiums	$112.3	$107.5	$107.5	$112.1	$108.1	-3.7%
Surrender charges	30.8	24.1	22.5	22.6	23.0	-25.3%
Mortality assessments	317.9	325.3	319.9	324.3	324.7	2.1%
Expense assessments	128.7	125.9	109.0	183.1	104.7	-18.6%
Net investment income	530.1	545.0	542.8	567.9	579.1	9.2%
Other revenues and fees	8.5	8.2	6.2	7.4	7.4	-12.9%
Total Operating Revenues	1,128.3	1,136.0	1,107.9	1,217.4	1,147.0	1.7%
Operating Expenses
Interest credited	296.9	298.8	299.5	302.9	301.8	1.7%
Benefits	398.9	374.2	561.0	400.7	447.5	12.2%
Underwriting, acquisition, insurance and other expenses	230.5	241.8	167.6	267.8	150.3	-34.8%
Total Operating Expenses	926.3	914.8	1,028.1	971.4	899.6	-2.9%
Income (loss) from operations before federal income taxes	202.0	221.2	79.8	246.0	247.4	22.5%
Federal income tax expense (benefit)	65.3	70.0	19.9	80.5	81.1	24.2%
Income (Loss) from Operations	$136.7	$151.2	$59.9	$165.5	$166.3	21.7%

Effective Tax Rate	32.3%	31.6%	24.9%	32.7%	32.8%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$8,254.0	$8,405.0	$8,433.9	$8,403.4	$8,445.6
Average goodwill	2,188.5	2,188.5	2,188.5	2,188.5	2,188.5
Average equity, excluding goodwill	$6,065.5	$6,216.5	$6,245.4	$6,214.9	$6,257.1

Return on Equity, Excluding AOCI
Including goodwill	6.6%	7.2%	2.8%	7.9%	7.9%
Excluding goodwill	9.0%	9.7%	3.8%	10.7%	10.6%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$167.1	$150.3	$156.4	$190.4	$172.7	3.4%
General and administrative expenses	103.2	105.2	110.5	132.4	112.8	9.3%
Expenses associated with reserve financing	4.2	7.7	13.2	12.1	13.8	228.6%
Taxes, licenses and fees	32.2	27.2	31.1	37.6	36.1	12.1%
Amortization of sales force intangibles	1.0	1.0	1.0	1.0	1.0	0.0%
Total commissions and expenses incurred	307.7	291.4	312.2	373.5	336.4	9.3%
Less: commissions and expenses capitalized	(223.0)	(208.2)	(213.0)	(270.7)	(234.4)	-5.1%
Amortization of DAC and VOBA, net of interest	145.8	158.6	68.4	165.0	48.3	-66.9%
Total Underwriting, Acquisition, Insurance and Other Expenses	$230.5	$241.8	$167.6	$267.8	$150.3	-34.8%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized	129	131	137	160	133	4

DAC and VOBA
Balance as of beginning-of-period	$6,427.9	$6,285.0	$5,836.9	$5,538.6	$6,144.8
Deferrals	223.0	208.2	213.0	270.7	234.4
Amortization, net of interest:
Unlocking	(14.7)	(2.1)	29.2	(14.2)	77.5
Other amortization, net of interest, excluding unlocking	(131.1)	(156.5)	(97.6)	(150.8)	(125.8)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	77.2	49.6	144.6	105.7	186.1
Adjustment related to realized (gains) losses	2.5	(4.5)	23.1	(23.0)	(17.3)
Adjustment related to unrealized (gains) losses	(222.6)	(493.2)	(466.0)	523.5	35.7
Balance as of End-of-Period	$6,285.0	$5,836.9	$5,538.6	$6,144.8	$6,349.3

DFEL
Balance as of beginning-of-period	$1,155.2	$1,154.0	$1,106.3	$1,091.4	$1,279.9
Deferrals	118.3	114.1	122.7	116.6	125.9
Amortization, net of interest:
Unlocking	(8.1)	(6.6)	5.8	(15.4)	30.9
Other amortization, net of interest, excluding unlocking	(38.5)	(41.7)	(29.5)	(40.7)	(30.5)
Deferrals, net of amortization included in operating expense assessments	71.7	65.8	99.0	60.5	126.3
Adjustment related to realized (gains) losses	0.1	(0.4)	5.3	(5.3)	(2.0)
Adjustment related to unrealized (gains) losses	(73.0)	(113.1)	(119.2)	133.3	1.4
Balance as of End-of-Period	$1,154.0	$1,106.3	$1,091.4	$1,279.9	$1,405.6

3/31/2011						PAGE 23
Insurance Solutions - Life Insurance
Additional Operational Data
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Sales by Product (in millions)
UL
Excluding MoneyGuard®	$90.1	$78.2	$77.3	$107.1	$84.9	-5.8%
MoneyGuard®	18.5	23.0	26.5	40.5	34.3	85.4%
Total	108.6	101.2	103.8	147.6	119.2	9.8%
VUL	7.7	9.7	10.8	14.8	10.0	29.9%
COLI and BOLI (1)	6.8	10.3	17.8	28.0	17.0	150.0%
Term	19.5	18.6	16.0	15.4	12.8	-34.4%
Total	$142.6	$139.8	$148.4	$205.8	$159.0	11.5%

First Year Paid Premiums (in millions)
UL
Excluding MoneyGuard®	$262.5	$231.1	$235.9	$339.2	$301.8	15.0%
MoneyGuard®	122.4	153.9	177.4	259.9	225.8	84.5%
Total	384.9	385.0	413.3	599.1	527.6	37.1%
VUL	17.1	23.3	30.3	37.5	24.2	41.5%
COLI and BOLI (1)	11.9	23.7	59.9	164.0	40.3	238.7%
Term	19.5	18.6	16.0	15.4	12.8	-34.4%
Total	$433.4	$450.6	$519.5	$816.0	$604.9	39.6%

Life Insurance In Force
UL and other	$292.204	$293.013	$294.171	$297.837	$299.920	2.6%
Term insurance	254.115	259.450	262.583	265.154	266.764	5.0%
Total	$546.319	$552.463	$556.754	$562.991	$566.684	3.7%

						(Basis Point)
Interest-Sensitive Products Interest Rate Spreads(2)						Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses (3)	5.82%	5.91%	5.93%	5.84%	5.91%	9
Commercial mortgage loan prepayment and bond make-whole premiums	0.05%	0.07%	0.03%	0.21%	0.04%	(1)
Alternative investments	0.18%	0.19%	0.11%	0.18%	0.32%	14
Net investment income yield on reserves	6.05%	6.17%	6.07%	6.23%	6.27%	22
Interest rate credited to contract holders	4.18%	4.18%	4.15%	4.14%	4.08%	(10)
Interest rate spread	1.87%	1.99%	1.92%	2.09%	2.19%	32

Traditional Products Interest Rate Spreads(4)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	6.23%	6.11%	5.99%	6.17%	5.89%	(34)
Commercial mortgage loan prepayment and bond make-whole premiums	0.00%	0.04%	0.12%	0.12%	0.10%	10
Alternative investments	0.02%	0.01%	0.01%	0.03%	0.02%	-
Net investment income yield on reserves	6.25%	6.16%	6.12%	6.32%	6.01%	(24)

(1)	COLI and BOLI are interest-sensitive and contain both UL and VUL products.
(2)	For the interest-sensitive life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus and reverse repurchase agreement interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited on life products divided by average fixed account values.
(3)	Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets. The increased cash and short-term investment balances for the three months ended March 31, 2010, June 30, 2010, and
December 31, 2010 reduced our yields by approximately 11 bps, 2 bps, and 1 bp, respectively. There was no impact for the three months ended September 30, 2010 or March 31, 2011.
(4)	For the traditional life products, the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of March 31, 2011, interest-sensitive products represented approximately 88% of total interest-sensitive and traditional earning assets.

3/31/2011						PAGE 24
Insurance Solutions - Life Insurance
Account Value Roll Forwards
Unaudited (billions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Interest-Sensitive Life (1)
Balance as of beginning-of-period	28.192	28.355	28.584	28.794	29.365	4.2%
Deposits	0.910	0.911	0.983	1.324	1.085	19.2%
Withdrawals and deaths	(0.367)	(0.314)	(0.384)	(0.318)	(0.295)	19.6%
Net flows	0.543	0.597	0.599	1.006	0.790	45.5%
Contract holder assessments	(0.673)	(0.663)	(0.687)	(0.734)	(0.715)	-6.2%
Interest credited	0.293	0.295	0.298	0.299	0.299	2.0%
Balance as of End-of-Period (Gross)	28.355	28.584	28.794	29.365	29.739	4.9%
Reinsurance ceded	(0.911)	(0.903)	(0.899)	(0.888)	(0.885)	2.9%
Balance as of End-of-Period (Net of Ceded)	$27.444	$27.681	$27.895	$28.477	$28.854	5.1%

VUL
Balance as of beginning-of-period	$5.287	$5.467	$5.027	$5.562	$5.962	12.8%
Deposits	0.167	0.152	0.247	0.240	0.185	10.8%
Withdrawals and deaths	(0.108)	(0.099)	(0.121)	(0.166)	(0.154)	-42.6%
Net flows	0.059	0.053	0.126	0.074	0.031	-47.5%
Contract holder assessments	(0.090)	(0.089)	(0.090)	(0.092)	(0.092)	-2.2%
Investment income and change in market value	0.211	(0.404)	0.499	0.418	0.270	28.0%
Balance as of End-of-Period (Gross)	5.467	5.027	5.562	5.962	6.171	12.9%
Reinsurance ceded	(0.837)	(0.743)	(0.803)	(0.854)	(0.876)	-4.7%
Balance as of End-of-Period (Net of Ceded)	$4.630	$4.284	$4.759	$5.108	$5.295	14.4%

Total Life Insurance
Balance as of beginning-of-period	$33.479	$33.822	$33.611	$34.356	$35.327	5.5%
Deposits	1.077	1.063	1.230	1.564	1.270	17.9%
Withdrawals and deaths	(0.475)	(0.413)	(0.505)	(0.484)	(0.449)	5.5%
Net flows	0.602	0.650	0.725	1.080	0.821	36.4%
Contract holder assessments	(0.763)	(0.752)	(0.777)	(0.826)	(0.807)	-5.8%
Investment income and change in market value	0.504	(0.109)	0.797	0.717	0.569	12.9%
Balance as of End-of-Period (Gross)	33.822	33.611	34.356	35.327	35.910	6.2%
Reinsurance ceded	(1.748)	(1.646)	(1.702)	(1.742)	(1.761)	-0.7%
Balance as of End-of-Period (Net of Ceded)	$32.074	$31.965	$32.654	$33.585	$34.149	6.5%

(1)	Includes UL, interest-sensitive whole life and the fixed investment option of VUL products.

3/31/2011						PAGE 25
Insurance Solutions - Group Protection
Income (Loss) from Operations and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Operating Revenues
Insurance premiums	$409.9	$433.7	$414.5	$424.2	$436.6	6.5%
Net investment income	33.6	34.3	35.0	38.1	39.1	16.4%
Other revenues and fees	1.7	2.1	2.0	2.0	2.2	29.4%
Total Operating Revenues	445.2	470.1	451.5	464.3	477.9	7.3%
Operating Expenses
Interest credited	0.5	0.1	-	-	-	-100.0%
Benefits	310.7	334.1	330.4	323.8	327.6	5.4%
Underwriting, acquisition, insurance and other expenses	101.1	101.3	106.4	112.8	112.7	11.5%
Total Operating Expenses	412.3	435.5	436.8	436.6	440.3	6.8%
Income (loss) from operations before federal income taxes	32.9	34.6	14.7	27.7	37.6	14.3%
Federal income tax expense (benefit)	11.5	11.9	5.2	9.7	13.2	14.8%
Income (Loss) from Operations	$21.4	$22.7	$9.5	$18.0	$24.4	14.0%

Effective Tax Rate	35.0%	34.4%	35.4%	35.0%	35.1%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$1,075.0	$1,107.7	$1,138.2	$1,163.2	$1,177.6
Average goodwill	274.3	274.3	274.3	274.3	274.3
Average equity, excluding goodwill	$800.7	$833.4	$863.9	$888.9	$903.3

Return on Equity, Excluding AOCI
Including goodwill	8.0%	8.2%	3.3%	6.2%	8.3%
Excluding goodwill	10.7%	10.9%	4.4%	8.1%	10.8%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$46.9	$46.9	$47.5	$48.7	$50.4	7.5%
General and administrative expenses	46.8	49.3	51.1	61.0	51.4	9.8%
Taxes, licenses and fees	10.9	8.0	10.2	9.8	10.7	-1.8%
Total commissions and expenses incurred	104.6	104.2	108.8	119.5	112.5	7.6%
Less: commissions and expenses capitalized	(14.6)	(13.5)	(12.7)	(20.6)	(11.0)	24.7%
Amortization of DAC and VOBA, net of interest	11.1	10.6	10.3	13.9	11.2	0.9%
Total Underwriting, Acquisition, Insurance and Other Expenses	$101.1	$101.3	$106.4	$112.8	$112.7	11.5%

General and Administrative Expenses as a Percentage of Premiums	11.4%	11.4%	12.3%	14.4%	11.8%

DAC and VOBA
Balance as of beginning-of-period	$159.5	$163.0	$165.9	$168.3	$175.0
Deferrals	14.6	13.5	12.7	20.6	11.0
Amortization, net of interest	(11.1)	(10.6)	(10.3)	(13.9)	(11.2)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	3.5	2.9	2.4	6.7	(0.2)
Balance as of End-of-Period	$163.0	$165.9	$168.3	$175.0	$174.8

Annualized Sales by Product Line
Life	$24.0	$23.4	$23.9	$60.7	$17.4	-27.5%
Disability	28.8	28.2	28.3	68.6	18.0	-37.5%
Dental	10.3	13.6	16.2	26.7	10.0	-2.9%
Total	$63.1	$65.2	$68.4	$156.0	$45.4	-28.1%

Insurance Premiums by Product Line
Life	$157.2	$160.3	$158.4	$163.2	$170.4	8.4%
Disability	178.3	181.7	181.9	184.8	186.2	4.4%
Dental	39.5	40.8	42.6	44.2	46.1	16.7%
Other	34.9	50.9	31.6	32.0	33.9	-2.9%
Total	$409.9	$433.7	$414.5	$424.2	$436.6	6.5%

Income (Loss) from Operations by Product Line
Life	$3.4	$16.1	$4.8	$12.4	$8.4	147.1%
Disability	18.6	6.6	4.0	4.5	16.5	-11.3%
Dental	(1.8)	(1.4)	(0.6)	(0.2)	(1.9)	-5.6%
Other	1.2	1.4	1.3	1.3	1.4	16.7%
Total	$21.4	$22.7	$9.5	$18.0	$24.4	14.0%

Loss Ratios by Product Line
Life	82.4%	69.7%	79.2%	72.0%	75.9%
Disability	65.5%	78.6%	79.2%	78.2%	70.1%
Dental	86.1%	84.4%	79.3%	76.8%	83.7%
Combined Loss Ratios	74.8%	75.5%	79.2%	75.5%	74.1%

3/31/2011						PAGE 26
Other Operations
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change

Operating Revenues
Insurance premiums	$(0.3)	$0.3	$0.1	$1.4	$0.1	133.3%
Net investment income	85.4	77.8	80.7	81.7	80.1	-6.2%
Amortization of deferred gain on business sold through reinsurance (1)	18.2	18.0	18.1	18.2	18.0	-1.1%
Other revenues and fees	4.6	6.4	3.1	(1.4)	1.7	-63.0%
Communications revenues	15.5	18.1	19.6	21.7	16.5	6.5%
Total Operating Revenues	123.4	120.6	121.6	121.6	116.4	-5.7%
Operating Expenses
Interest credited	33.6	28.1	27.8	30.3	28.8	-14.3%
Benefits	34.1	35.3	35.2	34.0	32.5	-4.7%
Underwriting, acquisition, insurance and other expenses	27.7	38.7	31.3	85.0	27.6	-0.4%
Inter-segment reimbursement associated with reserve financing and LOC expenses (2)	(0.4)	0.2	(0.8)	(1.4)	(2.0)	NM
Taxes, licenses and fees	1.5	(2.7)	0.2	(2.9)	0.7	-53.3%
Interest and debt expenses	68.1	69.0	74.5	74.3	71.6	5.1%
Communications expenses	13.8	14.5	14.9	16.0	16.7	21.0%
Total Operating Expenses	178.4	183.1	183.1	235.3	175.9	-1.4%
Income (Loss) from operations before federal income taxes	(55.0)	(62.5)	(61.5)	(113.7)	(59.5)	-8.2%
Federal income tax expense (benefit)	(18.4)	(26.4)	(21.8)	(40.0)	(22.6)	-22.8%
Income (Loss) From Operations	$(36.6)	$(36.1)	$(39.7)	$(73.7)	$(36.9)	-0.8%

Run Off Institutional Pensions Account Values - Balance at End-of-Period	$1.909	$1.891	$1.881	$1.869	$1.867	-2.2%

Discontinued Operations
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change

Discontinued Operations Before Disposal
Income (loss) from discontinued operations before federal income taxes	$(16.9)	$4.2	$-	$-	$-	100.0%
Federal income tax expense (benefit)	(2.6)	1.5	-	-	-	100.0%
Income (Loss) From Discontinued Operations Before Disposal	(14.3)	2.7	-	-	-	100.0%
Disposal
Gain (loss) on disposal before federal income taxes	64.8	-	1.2	-	-	-100.0%
Federal income tax expense (benefit)	22.6	-	2.9	-	-	-100.0%
Gain (Loss) on Disposal	42.2	-	(1.7)	-	-	-100.0%
Income (Loss) From Discontinued Operations	$27.9	$2.7	$(1.7)	$-	$-	-100.0%

(1)	Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.
(2)	Represents reimbursements to Other Operations from the Insurance Solutions - Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its use of LOCs.
The inter-segment amounts are not reported on our Consolidated Statements of Income (Loss).

3/31/2011						PAGE 27
Consolidated Deposits, Net Flows and Account Balances
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Deposits
Retirement Solutions:
Annuities - fixed annuities (1)	$1.138	$1.501	$1.774	$1.155	$1.116	-1.9%
Defined Contribution - fixed annuities	0.316	0.327	0.349	0.340	0.346	9.5%
Annuities - variable annuities	1.138	1.322	1.204	1.435	1.523	33.8%
Defined Contribution - variable products (2)	0.991	1.047	0.913	1.018	0.995	0.4%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	0.910	0.911	0.983	1.324	1.085	19.2%
VUL	0.167	0.152	0.247	0.240	0.185	10.8%
Total Deposits	$4.660	$5.260	$5.470	$5.512	$5.250	12.7%

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Net Flows
Retirement Solutions:
Annuities - fixed annuities (1)	$0.652	$1.045	$1.289	$0.562	$0.603	-7.5%
Defined Contribution - fixed annuities	(0.025)	(0.079)	(0.106)	(0.137)	0.010	140.0%
Annuities - variable annuities	(0.077)	0.108	(0.005)	(0.019)	(0.120)	-55.8%
Defined Contribution - variable products (2)	0.134	0.261	(0.172)	(0.167)	0.124	-7.5%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	0.543	0.597	0.599	1.006	0.790	45.5%
VUL	0.059	0.053	0.126	0.074	0.031	-47.5%
Total Net Flows	$1.286	$1.985	$1.731	$1.319	$1.438	11.8%

	As of
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change
Account Balances
Retirement Solutions:
Annuities - fixed annuities (1)	$19.031	$19.403	$20.097	$19.990	$19.998	5.1%
Defined Contribution - fixed annuities	12.420	12.580	12.734	12.779	12.956	4.3%
Annuities - variable annuities	57.815	53.921	60.132	64.858	67.787	17.2%
Defined Contribution - variable products (2)	24.279	22.460	24.354	26.045	27.352	12.7%
Insurance Solutions - Life Insurance:
Interest-Sensitive Life	27.444	27.681	27.895	28.477	28.854	5.1%
VUL	4.630	4.284	4.759	5.108	5.295	14.4%
Total Account Balances	$145.619	$140.329	$149.971	$157.257	$162.242	11.4%

(1)	Includes fixed portion of variable annuities.
(2)	Includes amounts attributable to mutual fund net flows. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

3/31/2011						PAGE 28
Consolidated Investment Data
Unaudited (millions of dollars)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2010	2010	2010	2010	2011	Change

Net Investment Income
Available-for-sale fixed maturity securities	$905.5	$918.2	$946.6	$972.6	$984.8	8.8%
Available-for-sale equity securities	1.8	1.2	1.2	1.5	1.2	-33.3%
Available-for-sale VIEs' fixed maturity securities	3.8	3.8	3.5	3.1	3.1	-18.4%
Trading securities	39.4	39.2	39.1	39.4	38.6	-2.0%
Mortgage loans on real estate	112.8	111.3	105.7	111.6	104.1	-7.7%
Real estate	6.6	5.4	6.2	6.4	7.7	16.7%
Policy loans	42.1	43.4	41.4	42.0	40.6	-3.6%
Invested cash	1.4	1.8	2.3	1.8	1.4	0.0%
Other investments	22.4	26.1	16.6	33.3	38.0	69.6%
Investment income	1,135.8	1,150.4	1,162.6	1,211.7	1,219.5	7.4%
Investment expense	(29.7)	(30.6)	(30.3)	(29.0)	(28.3)	4.7%
Net Investment Income	$1,106.1	$1,119.8	$1,132.3	$1,182.7	$1,191.2	7.7%

Average Invested Assets (Amortized Cost)	$75,458.7	$76,978.3	$78,516.9	$79,278.9	$79,995.7

Net investment income yield on invested assets	5.86%	5.82%	5.77%	5.97%	5.96%

Realized Gain (Loss) Related to Investments
Available-for-sale fixed maturity securities:
Gross gains	$49.8	$34.6	$11.8	$10.9	$36.1	-27.5%
Gross losses	(83.6)	(29.4)	(61.3)	(73.7)	(62.7)	25.0%
Equity securities:
Gross gains	0.1	5.4	3.3	-	8.3	NM
Gross losses	(3.5)	-	-	-	(0.2)	94.3%
Gain (loss) on other investments	(21.6)	(8.0)	(3.3)	(19.8)	12.8	159.3%
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities	3.8	(7.7)	23.4	(11.6)	(11.4)	NM
Total realized gain (loss) on investments, pre-tax	(55.0)	(5.1)	(26.1)	(94.2)	(17.1)	68.9%
Federal income tax expense (benefit) (1)	(19.3)	(1.8)	(9.1)	(33.0)	(6.0)	68.9%
Total, After-Tax	$(35.7)	$(3.3)	$(17.0)	$(61.2)	$(11.1)	68.9%

		As of December 31, 2010			As of March 31, 2011
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities
Fixed maturity securities (fair value)		$71,208.1	99.7%		$72,413.7	99.8%
Fixed maturity securities (amortized cost)		68,084.2	99.7%		69,437.8	99.8%

Equity securities (fair value)		199.3	0.3%		146.8	0.2%
Equity securities (amortized cost)		180.8	0.3%		121.2	0.2%

% of Available-for-Sale Fixed Maturity Securities, Based on Fair Value
Treasuries and AAA			18.1%			17.1%
AA or better			28.2%			27.4%
BB or less			5.7%			5.8%

General Account Investments		As of December 31, 2010			As of March 31, 2011
		Amount	% of Total		Amount	% of Total
Fixed Maturities - Security Sector:
Corporate bonds		$51,740.5	75.4%		$53,174.8	76.2%
U.S. Government bonds		164.8	0.2%		161.8	0.2%
Foreign government bonds		508.3	0.7%		516.0	0.7%
Mortgage-backed securities		10,890.4	15.9%		10,541.6	15.1%
Asset-backed securities		173.8	0.3%		136.8	0.2%
State and municipal bonds		3,155.4	4.6%		3,280.0	4.7%
Hybrid and redeemable preferred securities		1,397.0	2.0%		1,420.0	2.0%
VIEs' fixed maturity securities		583.7	0.9%		586.8	0.8%
Total		$68,613.9	100.0%		$69,817.8	100.0%

	As of
	March	June	Sept.	Dec.	March	%
Composition of Investment Portfolio	2010	2010	2010	2010	2011	Change
Available-for-sale securities, at fair value:
Fixed maturity	$62,880.8	$66,391.0	$69,715.3	$68,030.2	$69,231.0	10.1%
Equity	310.0	245.9	205.3	197.2	144.6	-53.4%
VIEs' fixed maturity	579.5	581.4	585.3	583.7	586.8	1.3%
Trading securities	2,532.5	2,607.6	2,710.9	2,596.4	2,598.0	2.6%
Mortgage loans on real estate and real estate	7,213.1	7,099.8	7,017.7	6,954.2	6,937.6	-3.8%
Policy loans	2,902.8	2,901.8	2,879.1	2,864.7	2,837.1	-2.3%
Derivative investments	992.4	1,988.9	1,903.9	1,076.0	945.7	-4.7%
Other investments	1,046.4	1,136.8	1,096.5	1,037.7	1,029.4	-1.6%
Total	$78,457.5	$82,953.2	$86,114.0	$83,340.1	$84,310.2	7.5%

(1)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable
GAAP measure.